UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 6, 2009

                                  Aspeon, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        000-21477                                            52-1945748
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado 80211
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: (949) 460-4587

                                       n/a
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   7
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...........................1

SECTION 2. FINANCIAL INFORMATION..........................................1

SECTION 3.  SECURITIES AND TRADING MARKETS................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.......2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT............................3

SECTION 6. ASSET-BACKED SECURITIES........................................4

SECTION 7. REGULATION FD .................................................4

SECTION 8. OTHER EVENTS                     ..............................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.............................5

SIGNATURES................................................................5

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On January 19, 2009 the Corporation issued 63,655 (sixty three thousand, six hundred and fifty-five) shares of its common stock in full and final settlement of a claim against the Corporation for an alleged liability in excess of $433,740.

     The Corporation, without admission of any liability, believes that even if such liability had been valid, it would now be statute barred.

     However, in order to achieve an amicable settlement without the need to incur legal fees, the Corporation believes it is in the best interest of its shareholders to settle the alleged claim, without admission of any liability, by the issuance of 63,655 (sixty three thousand, six hundred and fifty-five) shares of its common stock.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

     On January 6, 2009, the Board accepted the resignation of Wesley F. Whiting as Secretary and as director.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable


                       SECTION 6 - ASSET-BACKED SECURITIES

ITEM 6.01  ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

Not Applicable

ITEM 6.02  CHANGE OF SERVICER OR TRUSTEE.

Not Applicable

ITEM 6.03  CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

Not Applicable

ITEM 6.04  FAILURE TO MAKE A REQUIRED DISTRIBUTION.

Not Applicable

ITEM 6.05  SECURITIES ACT UPDATING DISCLOSURE.

Not Applicable


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.

Not Applicable


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements - Not Applicable
b)       Exhibits -  Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASPEON, INC.
                      -------------------------------------
                                  (Registrant)

                         Dated: January 21, 2009


                         /s/ David J. Cutler
                         ----------------------------------
                         David J. Cutler, President